UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 23, 2015

Date of Report (date of earliest event reported)

1ST CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-34226

Delaware	26-1169687
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices including zip code)

(310) 270-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02     Termination of a Material Definitive Agreement

On February 23, 2015, the Board of Directors of 1st Century Bank, N.A. (the “Bank”), a wholly-owned subsidiary of 1st Century Bancshares, Inc., was notified by the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary regulator, that the OCC is terminating the Consent Order that the Bank stipulated to on September 11, 2013 (“Stipulated Order”), effective immediately. In achieving compliance with the Stipulated Order, the Bank established, among other things, an enhanced program and procedures for compliance with the Bank Secrecy Act and other anti-money laundering statutes and regulations.

A copy of the OCC’s Order Terminating the Consent Order is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit No.	Exhibit Description
10.1	Order Terminating the Consent Order, issued by the Office of the Comptroller of the Currency, effective February 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: February 25, 2015	By:	/s/ Jason. P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer